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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Weekly Reader Corporation of Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned in his capacity as an officer of Weekly Reader Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Based on the officer’s knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
Based on the officer’s knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition, results of operation and cash flows of Weekly Reader Corporation for the periods presented in the report.

Date: March 31, 2005

/s/ RALPH D. CAULO
Ralph D. Caulo
Interim Chief Executive Officer
(Principal Executive Officer)

/s/ ROBERT S. YINGLING
Robert S. Yingling
Chief Financial Officer

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